Retirement Savings Plan	12 Months Ended
Jun. 28, 2020
Retirement Benefits [Abstract]
Retirement Savings Plan	Retirement Savings PlanThe Company sponsors one employee benefit plan (the 401(k) Plan) pursuant to Section 401(k) of the IRC. All U.S. employees are eligible to participate under the 401(k) Plan on the first day of a new fiscal month after the date of hire. Under the 401(k) Plan, there is no fixed dollar amount of retirement benefits; rather, the Company matches a defined percentage of employee deferrals, and employees vest in these matching funds over time. Employees choose their investment elections from a list of available investment options. During the fiscal years ended June 28, 2020, June 30, 2019 and June 24, 2018, the Company contributed approximately $7.7 million, $7.3 million and $5.2 million to the 401(k) Plan, respectively. The Pension Benefit Guaranty Corporation does not insure the 401(k) Plan.